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                                 EXHIBIT 99.4


                CONVERTIBLE NOTE DATED NOVEMBER 30, 1995 FROM
                SEARCH CAPITAL GROUP, INC. AND SEARCH FUNDING
                CORP. PAYABLE TO THE ORDER OF HALL FINANCIAL
                GROUP, INC. IN THE PRINCIPAL AMOUNT OF
                $1,000,000.00.

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                                                                    EXHIBIT 99.4
                                CONVERTIBLE NOTE
                                   (NOTE III)

$1,000,000                                                     November 30, 1995



         1. AGREEMENT TO PAY. FOR VALUE RECEIVED, SEARCH CAPITAL GROUP, INC., a Delaware corporation, and SEARCH FUNDING CORP., a Texas corporation (herein called the "BORROWERS"), promise to pay to the order of HALL FINANCIAL GROUP, INC. ("HFG"), in the manner provided herein, the principal sum of ONE MILLION AND 00/100THS DOLLARS ($1,000,000), or such other amount as is actually advanced by HFG to Borrowers in accordance with the terms of the Funding Agreement (as hereinafter defined), together with interest remaining from time to time unpaid at the rate provided for in Section 2 hereof. This Note shall be funded in two parts: Part I, in the amount of $500,000 shall be funded on the date of execution of this Note; and Part II, in the amount of $500,000 will be funded not later than ten days after the entry of an order approving the Disclosure Statement for the Plan. This Convertible Note (hereinafter the "NOTE") is given at closing under and in compliance with that certain Funding Agreement dated November 30, 1995, by and among Borrowers, HFG, Newsearch, Inc., Automobile Credit Holdings, Inc., and Automobile Credit Acceptance Corp. ("Funding Agreement"). All terms used in this Note shall have the meanings given to them in the Funding Agreement if they are defined in the Funding Agreement and not in this Note.

         2. INTEREST RATE. Outstanding principal balance hereof prior to maturity shall bear interest from the date set forth above until paid at the rate of 6% per annum (herein called the "INTEREST RATE"), in each case calculated daily on the basis of a 360-day year for





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each day all or any part of the principal balance hereof shall remain outstanding. In the event the holder elects to convert this Note to stock or this Note is paid in stock, all accrued and unpaid interest shall be waived.

         3. PAYMENTS. This Note shall be payable on the 29th day of November, 1996. Payments shall be applied to principal or interest as determined by the holder of this Note in its sole discretion.

         4. METHOD AND PLACE OF PAYMENT. Payments upon this Note shall be made in lawful money of the United States of America which shall be legal tender for public and private debt at the time of payment, and shall be made at such place as the holder of this Note may from time to time in writing appoint.

         5. SECURITY. This Note is secured by a security interest in the Collateral as described in and evidenced by the Funding Agreement, the Security Agreements, and the Pledge Agreements. Payment of this Note is guaranteed by the guaranties set forth in Section 12 of the Funding Agreement. This Note is enforceable by the holder without first enforcing the the guaranties or the security interests and whether or not the security interests and guaranties exist or are enforceable.

         6. DEFAULT AND ACCELERATION. The outstanding principal balance of this Note, together with accrued and unpaid interest thereon, shall, at the option of the holder of this Note and without demand, notice or legal process of any kind become at once due and payable at the place last designated by holder as the place for payment hereof, upon the occurrence of an Event of Default. For determination of an Event of Default and the rights of the holder upon the occurence of an Event of Default, this Note refers to and





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incorporates by reference the applicable provisions of the Funding Agreement, as if fully set forth in this Note.

         7. PREPAYMENT. This Note may not be prepaid in part or in full at any time except as provided herein. Borrowers may prepay this Note beginning on the 31st trading day after Confirmation (as hereinafter defined), with shares of the common stock of Search at a price per share equal to 60% of the average bid price for the prior 30 trading days. In the event the Borrowers elect to prepay this Note with stock, all accrued and unpaid interest shall be waived. The average bid price will be determined by Alex. Brown & Sons ("Alex. Brown").

         8. CONVERSION. This Note is convertible at the option of the holder at any time after the entry of an order confirming the Plan ("Confirmation") or after the expiration of 150 days after the execution of this Note in the event Confirmation has not occurred during such time. The principal of this Note will be convertible into fully paid and nonassessable shares of the common stock of Search at the following rates:

                 (a) in the first 30 trading days after Confirmation, the price per share will be the lesser of (i) 65% of the Implied Common Stock Price (as hereinafter defined) per Alex. Brown calculated as of Confirmation or (ii) 65% of $1.43 per share;

                 (b) following the first 30 trading days after Confirmation, the conversion price will be at a price per share equal to 60% of the average bid price as determined by Alex. Brown for the previous 30 trading days;

                 (c) following the expiration of 150 days after execution of this Note and provided that Confirmation has not occurred during such time, the conversion price





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         will be at a price per share equal to 60% of the average bid price as determined by Alex. Brown for the previous 30 trading days.

The Implied Common Stock Price shall be calculated after Confirmation but as of the confirmation date in accordance with the formula used to determine the number of shares to be issued to noteholders under the Plan. A holder desiring to convert the outstanding balance of this Note into capital stock must give written notice to Search and, simultaneously, surrender this Note in exchange
for the number of shares of stock into which the Note is convertible.   The
shares shall be restricted from resale for a period of twelve months except that 25,000 shares may be resold per month on a cumulative basis during such twelve month period.

         9. NO USURY. It is the intent of Borrowers and holder to comply with the laws of the State of Texas with regard to the rate of interest charged hereunder and, accordingly, notwithstanding any provision to the contrary in the Note, the Security Agreement or any of the Loan Documents, no such provision in any such instrument, including without limitation any provision of this Note providing for payment of interest or other charges and any provision of the loan documents providing for the payment of interest, fees, costs or other charges, shall require the payment or permit the collection of any amount (herein called the "EXCESS INTEREST") in excess of the maximum amount of interest permitted by law to be contracted for, charged or collected for the use, detention, or forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note; provided that if Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the





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Security Agreement or any of the loan documents, or if Excess Interest is otherwise charged or collected, then in such event:

                 (a) The provisions of this Section shall control and govern;

                 (b)      Borrowers shall not be obligated to pay any Excess
         Interest;

                 (c) Any Excess Interest that holder may have received hereunder shall, at the option of holder, be (i) applied as a credit against the then outstanding principal balance due under this Note, or accrued and unpaid interest thereof, not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or
         (iii) any combination of the foregoing;

                 (d) The applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the State of Texas as of the date of disbursement of the indebtedness evidenced hereby; and this Note and all other loan documents and any writing otherwise constituting a charge of Excess Interest shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

                 (e) Neither Borrowers nor any other person shall have any action or remedy against holder for any damages whatsoever or any defense to enforcement of any of the loan documents arising out of the payment or collection of any Excess Interest.

         10. COSTS OF ENFORCEMENT. In the event that this Note is placed in the hands of an attorney-at-law for collection after maturity, or upon default specified in Section 6 hereof,





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or to enforce any of the rights, requirements or remedies contained herein or in the other loan documents, then and in any such event the Borrowers hereby agree to pay within ten (10) days after demand all reasonable costs of collecting or attempting to collect this Note, or protecting or enforcing such rights, or evaluating, prosecuting or defending any such proceedings, including, without limitation, reasonable attorneys' fees (whether or not suit is brought), in addition to all principal, interest and other amounts payable hereunder; all of which shall be secured by the Loan Documents.

         11. TIME. Time is of the essence in the performance of this Note and each of the provisions hereof and of the Loan Documents.

         12. NOTICES. All notices required or permitted to be given hereunder to Borrowers shall be given in the manner and to the place provided in the Funding Agreement for notices to Borrowers.

         13. WAIVER. Borrowers and any and all others who may become liable for all or part of the obligations of Borrowers under this Note or any of the Loan Documents (all of the foregoing being collectively "OBLIGOR") agree to be jointly and severally bound hereby and jointly and severally, and to the fullest extent permitted by law, waive any and all demand, presentment for payment, notice of non-payment, protest and notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all lack of diligence and delays in the enforcement of the payment hereof.

         14. HOLDER'S ACTIONS. The remedies of the holder of this Note as provided herein or in any of the Loan Documents shall be cumulative and concurrent, and may be pursued





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singularly, successively or together, at the sole discretion of the holder, and may be exercised as often as occasion therefor shall arise and in connection therewith:

                 (a) Failure of the holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date of this Note shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent default;

                 (b) No act or omission or commission of the holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver of or release of the same and any such waiver or release may be effected only through a written document executed by the holder and then only to the extent specifically recited therein;

                 (c) A waiver or release with reference to any event shall not be construed as a waiver of release of any subsequent event, similar or dissimilar, or as a bar to any subsequent exercise of the holder's rights or remedies hereunder; and

                 (d) Except as otherwise specifically required herein, no notice to Borrower or any other person of the exercise of any right or remedy granted to the holder by this Note shall be required.

         15. SEVERABILITY. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions hereof unenforceable or invalid.

         16. CAPTIONS. The captions to the Sections of this Note are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Note.





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         17.     GOVERNING LAW.  This Note shall be governed by the laws of the
State of Texas and venue shall be in Dallas County, Texas.

         IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the day, month and year set forth above.

                                SEARCH CAPITAL GROUP, INC.


                                By: /s/ ROBERT D. IDZI
                                   ----------------------------
                                Printed Name: Robert D. Idzi
                                             ------------------
                                Its: SVP AND CFO
                                    ---------------------------



                                SEARCH FUNDING CORP.


                                By: /s/ ROBERT D. IDZI
                                   ----------------------------
                                Printed Name: Robert D. Idzi
                                             ------------------
                                Its: SVP AND CFO
                                    ---------------------------




CONVERTIBLE NOTE (NOTE III) - PAGE 8